UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      MARCH 21, 2005
                                                       -------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         0-21995                                          06-1419064
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(Commission File Number)                       (IRS Employer Identification No.)


           15 RIVERSIDE AVENUE
         WESTPORT, CONNECTICUT                                    06880-4214
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On March 21, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors of First Aviation Services, Inc. (the "Company") approved the annual base salaries (effective as of February 1, 2005) of the executive officers of the Company. The following table sets forth the annual base salary levels of the following named executive officers of the Company (as of February 1, 2005) for 2005:


NAME AND POSITION                                              BASE SALARY
-----------------                                              -----------

Michael C. Culver                                               $350,000
President and Chief Executive Officer


Paul J. Fanelli                                                 $250,000
President and Chief Executive Officer,
Aerospace Products International, Inc.


Robert G. Costantini                                            $200,000
Chief Financial Officer,
Senior Vice President-Finance,
and Secretary


             Also on March 21, 2005, the Compensation Committee authorized the award of cash bonuses to certain of the named executive officers of the Company in respect of the year ended January 31, 2005, as set forth in the following table:

NAME AND POSITION                                                 BONUS
-----------------                                                 -----

Michael C. Culver                                                $75,000
President and Chief Executive Officer

Paul J. Fanelli                                                  $50,000
President and Chief Executive Officer,
Aerospace Products International, Inc.

Robert G. Costantini                                             $30,000
Chief Financial Officer,
Senior Vice President-Finance,
and Secretary


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST AVIATION SERVICES INC.

                                          By: /s/ Robert Costantini
                                              ----------------------------------
                                              Name: Robert Costantini
                                              Title: Chief Financial Officer


Date: March 25, 2005





















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